                                                                    Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT made this 21st day of Novmeber,  (the "Agreement")
by and among Robert Ferguson. ("Buyer"), and Darwin Resources Corp. ("Seller").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller, a Nevada corporation owns 100 common shares,  representing all of the issued and  outstanding  shares in the capital of it's  wholly  owned subsidiary, DEL Exploration Corp. ("DEL").

     WHEREAS,  in  accordance  with certain  terms  conditions,  as  hereinafter specified,  Buyer agrees to purchase 100 common  shares owned by the Seller from the Seller in consideration of the resignation of Robert Ferguson from the Board of Directors of the Seller and for the release of the Seller by the Buyer

     NOW,  THEREFORE,  in  consideration  of the premises and mutual  covenants, representations,  warranties and agreements hereinafter contained, and for other good and valuable consideration,  the receipt and sufficiency of which is hereby acknowledged,  the parties hereto,  intending to be legally bound thereby, agree as follows:

1.   PURCHASE OF SECURITIES.

          1.1  Upon the execution of this  Agreement,  Buyer shall purchase from
     Seller  and  Seller  shall  sell to  Buyer,  100  common  shares of DEL for consideration  of the  resignation  of  Robert  Ferguson  from the Board of
     Directors of the Seller and for the release of the Seller by the Buyer.

          1.2  Upon  the  execution  of this  Agreement,  Seller  shall  deliver certificates, with stock powers, duly endorsed in blank, evidencing the 100 common shares

2.   REPRESENTATIONS AND COVENANTS OF SELLER.

     Seller hereby jointly and severally represents and warrants to Buyer;

     2.1  ORGANIZATION AND GOOD STANDING OF SELLER. Seller is a corporation duly organized and validly existing under the laws of Nevada,  and has full corporate  power and authority to own its  properties and carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder.

     2.2  CAPITALIZATION.  All of the issued and  outstanding  shares of DEL are duly validly  issued,  fully paid,  and  non-assessable.  There are no outstanding  subscriptions,  options,  rights,  warrants,  debentures,
          instruments,   convertible  securities,  preferred  shares,  or  other

          agreements or  commitments  obligating  Seller to issue or to transfer from treasury any additional shares of its capital stock of any class.
          Seller is the record and beneficial owner of 100 Shares,  of DEL, free and clear of all liens,  claims,  pledges,  agreements,  restrictions, encumbrances of any kind whatsoever (collectively hereinafter referred to as "Liens").  Seller owns the  respective  Shares free and clear of any liens or  encumbrances  and none of them has granted any  options, warrants or other rights with  respect  thereto to any other person or party;  has the  full  legal  right,  power  and  authority  to  sell, transfer,  assign  and  deliver  the  Shares to be sold,  transferred, assigned and delivered by Seller  pursuant to this Agreement and, upon receipt of the consideration  therefore as provided by this Agreement, such delivery will convey lawful and valid title to such Shares to the
          Buyer, free and clear of all Liens.

     2.3  AUTHORITY;  EXECUTION AND DELIVERY, REQUISITE CONSENTS, NON VIOLATION.
          The Seller has, and at the Closing will have, all requisite  power and authority  to execute,  deliver and perform  this  Agreement  and each other  document or  instrument  executed by any of them, or any of its officers,  in connection  herewith or therewith or pursuant  hereto or thereto and to consummate  the  transactions  contemplated  hereby and thereby. The execution, delivery and performance of this Agreement has been duly and validly  authorized by all necessary  action on the part of the Seller.

     2.4  ABSENCE OF UNDISCLOSED LIABILITIES.  As of the date of this Agreement,
          DEL did not have any debt, liability, or obligation of any nature.

     2.5  COMPLIANCE  WITH LAWS.  DEL has complied with, and is not in violation of, applicable federal,  provincial, state or local statutes, laws and regulations.

     2.6  LITIGATION.  DEL is not a party to any suit,  action,  arbitration  or
          legal,   administrative   or   other   proceeding,   or   governmental
          investigation pending or, to the best knowledge of Seller,  threatened against  or  affecting  DEL  or  its  business,  assets  or  financial condition.  DEL is not in default  with  respect  to any order,  writ, injunction  or  decree of any  federal,  provincial,  state,  local or foreign court, department, agency or instrumentality applicable to it.
          DEL is not engaged in any lawsuits to recover any  material  amount of monies due to it.

3.   REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer represents and warrants to Seller that:

                                       2

     3.1  ABILITY TO CARRY OUT  OBLIGATIONS.  The execution and delivery of this
          Agreement  by Buyer and the  performance  by Buyer of its  obligations hereunder will not cause, constitute or conflict with or result in (a)
          any,  breach or violation of any of the  provisions of or constitute a default under any license, indenture,  mortgage, charter,  instrument, certificate of incorporation,  bylaw, or other agreement or instrument to which Buyer is a party,  or by which it may be bound,  nor will any consents or  authorizations  of any party  other than those  hereto be required, (b) an event that would permit any party to any agreement or instrument  to  terminate  it or to  accelerate  the  maturity  of any indebtedness or other  obligation of Buyer, or (c) an event that would result  in  the  creation  or  imposition  of  any  lien,  charge,  or encumbrance on any asset of Buyer.

4.   CAPTIONS AND HEADINGS.  The Article and paragraph headings  throughout this
     Agreement are for  convenience  and reference  only, and shall in no way be deemed to define,  limit,  or add to the meaning of any  provision  of this
     Agreement.

5.   NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed,  modified,  or  discharged  orally,  but it can be  changed  by an agreement in writing  signed by the party against whom  enforcement  of any waiver, change, modification, or discharge is sought.

6.   TIME OF THE ESSENCE.  Time is of the essence of this  Agreement and of each and every provision hereof.

7.   ENTIRE  AGREEMENT.   This  Agreement  contains  the  entire  Agreement  and
     understanding   between  the  parties  hereto,  and  supersedes  all  prior agreements and understandings.

8.   CHOICE  OF LAW.  This  Agreement  shall be  governed  by and  construed  in accordance with the laws of the Province of British Columbia.

9.   COUNTERPARTS.  This Agreement may be executed simultaneously in one or more counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

10.  BINDING  EFFECT.  This  Agreement  shall  inure to and be binding  upon the heirs, executors, personal representatives,  successors and assigns of each of the parties to this Agreement.

11.  MUTUAL  COOPERATION.  The parties hereto shall cooperate with each other to achieve the purpose of this  Agreement,  and shall  execute  such other and further  documents  and take  such  other  and  further  actions  as may be necessary or convenient to effect the transaction described herein.

                                       3

12.  ANNOUNCEMENTS.  Buyer and Seller will consult and cooperate with each other as to the  timing  and  content of any  announcements  of the  transactions contemplated  hereby to the general  public or to  employees,  customers or suppliers.

13.  SURVIVAL  OF   REPRESENTATIONS   AND   WARRANTIES.   The   representations,
     warranties,  covenants  and  agreements  of the  parties  set forth in this
     Agreement  or in any  instrument,  certificate,  opinion  or other  writing providing  for  in  it,  shall  survive  the  Closing  irrespective  of any investigation made by or on behalf of any party.

     IN WITNESS  WHEREOF,  the parties hereto have duly executed this Agreement, as of the day and year first above written.

BUYER:

per /s/ Robert Ferguson                                  /s/
    -----------------------                              -----------------------
     Robert Ferguson                                                     Witness

SELLER:

DARWIN  RESOURCES CORP.

per /s/ Robert Ferguson
    -----------------------
    Robert Ferguson